EXHIBIT 99.3
                             SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT (this "AGREEMENT"), is made and entered into as of April 15, 2004, by the Subordinating Creditor identified as such on the signature page hereof (the "SUBORDINATING CREDITOR"), in favor of Steward Flink, an individual ("FLINK") as agent (in such capacity, "AGENT") for himself and the holders party to the Purchase Agreements referred to below (Flink and the holders party to the Purchase Agreement and their respective successors, endorsees, transferees and assigns, collectively "HOLDERS").

                                    RECITALS:

         A.       Pursuant to a series of Note and Warrant Purchase  Agreements, dated April 15, 2004, between National Coal Corp., a Florida corporation ("BORROWER"), and the Holders (as the same may from time to time be amended, modified, or supplemented, each a "PURCHASE AGREEMENT" and collectively, the "PURCHASE AGREEMENTS"), the Holders have agreed to make a loan to Borrower in the aggregate principal amount of $6,250,000 (collectively, the "SENIOR NOTE LOANS"). The Senior Note Loans will be evidenced by Senior Secured Promissory Notes, dated April 15, 2004, in the aggregate face principal amount of $6,250,000 (the "SENIOR NOTES") and will be secured by a certain Security and Pledge Agreement (the "SECURITY AGREEMENT"), dated as of April 15, 2004, by and between Borrower, National Coal Corporation, a Tennessee corporation ("SUBSIDIARY") and Agent for itself and the other Holders. The Purchase Agreements, the Senior Notes and the Security Agreement are collectively referred to herein as the "SENIOR LOAN DOCUMENTS".

         B. Subsidiary is indebted (the "SUBORDINATED DEBT") to the Subordinating Creditor pursuant to (i) that certain Convertible Promissory Note, dated March 25, 2003, in the original principal amount of $1,503,016.67, executed by Subsidiary to the order of The Webb Group, as amended, which note was assigned to the Subordinating Creditor, (ii) that certain Convertible Promissory Note, dated March 25, 2003, in the original principal amount of $1,691,885.67, executed by Subsidiary to the order of The Webb Group, as amended, which note was assigned to the Subordinating Creditor, (iii) that certain Promissory Note, dated September 30, 2003, in the original principal amount of $195,314.30, executed by Subsidiary to the order of Webb Group Financial Services, Inc., as amended, which note was assigned to the Subordinating Creditor, and (iv) that certain Promissory Note, dated September 25, 2003, in the original principal amount of $75,000.00, executed by Subsidiary to the order of Webb Group Financial Services, Inc., as amended, which note was assigned to the Subordinating Creditor (collectively, the "SUBORDINATED NOTES").

         C. Each Holder is willing to make a Senior Note Loan but only upon the condition, among others, that the Subordinating Creditor shall have executed and delivered this Subordination Agreement to Agent for the ratable benefit of the Holders.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The Subordinating Creditor, for itself, hereby subordinates and defers the payment of any and all present and future amounts, indebtedness, claims, rights and demands evidenced by and/or arising in connection with the Subordinated Debt which may be now or hereafter owing by Subsidiary to the Subordinating Creditor, to the prior payment and satisfaction in full of any and all Claims which may be now or hereafter owing to the Holders by Borrower. The Subordinated Creditor acknowledges that Borrower may borrow up to an additional principal amount of $1,250,000 ("ADDITIONAL SENIOR NOTE LOANS") from the Holders or from other third parties ("ADDITIONAL HOLDERS") pursuant to one or more Note and Warrant Purchase Agreements (the "ADDITIONAL PURCHASE AGREEMENTS") entered into after the date hereof, the material terms of which will be identical to the Senior Note Loans, will be evidenced by Senior Secured Promissory Notes (the "ADDITIONAL SENIOR NOTES") with material terms identical to the Senior Notes, and will be secured by the Security Agreement. The Additional Purchase Agreements and the Additional Senior Notes are collectively referred to herein as the "ADDITIONAL SENIOR LOAN DOCUMENTS". The Subordinated Creditor agrees that, if the Additional Senior Loans are made, then the terms "Holders," "Senior Note Loans," "Senior Notes," "Purchase Agreements," and "Senior Loan Documents" as used herein shall thereafter be modified to include within the meaning thereof the Additional Holders, Additional Senior Note Loans, Additional Senior Notes, Additional Purchase Agreements, and Additional Senior Loan Documents, respectively. "CLAIMS", as used herein, shall mean the outstanding principal amount, interest, fees, costs, expenses, and other indebtedness, obligations and liabilities of Borrower to the Holders (including the Additional Holders if the Additional Senior Loans are made) only arising under or in connection with the Senior Loan Documents (including the Additional Senior Loan Documents if the Additional Senior Loans are made).

         2. The Subordinating Creditor hereby warrants and represents: that the Subordinated Creditor presently is the exclusive owner of all Subordinated Debt; that, except as below indicated, there are no guarantees or collateral or security for any said Subordinated Debt; and that none of the Subordinated Debt or any collateral or guarantees therefor is or will be subject to any lien, security interest, guarantee, subordination or assignment in favor of the Subordinated Creditor.

         3. The Subordinated Creditor agrees that it will not, directly or indirectly: demand or receive payment of; exchange, forgive, or modify; request or obtain collateral or security or guarantees for; effect an assignment, subordination or transfer to others of; grant any security interest in or lien on; or assert, bring, or participate in any sort of action, suit or proceedings either in law or in equity for the enforcement, collection or realization on; the whole or any part of, the Subordinated Debt; all until such time as this Agreement is terminated as hereinbelow provided. The Subordinated Creditor further agrees that until such time as all Claims are paid and satisfied in full and the Agreement is terminated as hereinbelow provided, it shall not assert any subrogation rights.

         4. This Agreement is executed as an inducement to the Holders to make loans or advances to Borrower or otherwise to extend credit or financial accommodations to Borrower, or to enter into or continue a financing arrangement with Borrower, and is executed in consideration of the Holders doing or having done any of the foregoing. The Subordinated Creditor agrees that any of the foregoing shall be done or extended by a Holder in the Holder's sole discretion and shall be deemed to have been done or extended by a Holder in consideration


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


of and in reliance upon the execution of this Agreement, but that nothing herein shall obligate a Holder to do any of the foregoing.

         5. This Agreement is a continuing agreement and shall remain in full force and effect until the date on which all Claims shall have been paid in full.

         6. Should any action be taken by or against Subsidiary for any relief or arrangement under any federal or state bankruptcy or insolvency law (including, but not limited to: the appointment of any receiver; the giving of an assignment for the benefit of creditors; the holding of a meeting of creditors; the appointment or formation of a committee to supervise or administer the business or assets of Subsidiary), or should Subsidiary become insolvent, take steps to wind up or dissolve its business, or should any event happen whereby it becomes desirable to present claims or seek enforcement against Subsidiary for payment of the Subordinated Debt, the Subordinated Creditor authorizes and empowers Agent for the ratable benefit of the Holders to enforce, or file any document or proof of claim for the Subordinated Debt, in the Agent's name or the Subordinated Creditor's name, as the true and lawful owner of said Subordinated Debt. The Subordinated Creditor agrees to provide Agent with all information and documents necessary to present claims or seek enforcement, as aforesaid. The Subordinated Creditor hereby further empowers Agent, for and in its stead: to vote for or against any proposal, arrangement, reorganization, plan, or resolution that may be submitted in connection with any of the foregoing; to receive and give receipt for any payments, dividends or other distributions on said Subordinated Debt and to apply them to any matured or unmatured Claims owing to the Holders; and to otherwise exercise any and all such rights and privileges which, except for this Agreement, could be exercised by the Subordinated Creditor in connection with any of the foregoing.

         7. It is agreed that Agent or any Holder may: enter into any agreement or arrangements, and any amendments thereto, with Borrower or Subsidiary as Agent or such Holder may deem proper; surrender any security, collateral or guarantees underlying all or any of such Claims; and make any settlements and compromises thereof; all without notice to or consent from the Subordinated Creditor and without in any way impairing or affecting this Agreement thereby.

         8. Should any payment with respect to the Subordinated Debt be received by the Subordinated Creditor in any form and from any source whatsoever (including, without limitation, any payment or distribution of collateral security or the proceeds of any collateral security) prior to the satisfaction in full of all of the Claims, the Subordinated Creditor shall immediately deliver to Agent for the ratable benefit of Holders any monies, securities or other property received by the Subordinated Creditor, or its equivalent in cash, with proper endorsements or assignments, if necessary; and pending such delivery the Subordinated Creditor shall hold such monies, securities or other property as trustee for the account of Agent for the ratable benefit of Holders.

         9. If the Subordinated Creditor, in violation of this Agreement, shall assert, bring or participate in any action, suit or proceeding against Subsidiary, Subsidiary may interpose as a defense or dilatory plea the making of this Agreement, and Agent is hereby irrevocably authorized to intervene and to interpose such defense or plea in Agent's name or in the name of


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


Subsidiary. If the Subordinated Creditor shall attempt to enforce, collect or realize upon any Subordinated Debt or, any collateral, security or guarantees securing the Subordinated Debt, Subsidiary may, by virtue of this Agreement, restrain such enforcement, collection or realization, or upon Subsidiary's failure to do so, Agent may restrain any such enforcement, collection or realization, either in Agent's own name or in the name of Subsidiary.

         10. Notice of acceptance of this Agreement is hereby waived, and the Subordinated Creditor waives any and all other demands, presentments, or notices to which it might otherwise be entitled (including, without limitation, any and all notice of the creation or accrual: of any Claims; of any modification, or renewal of any of said Claims; and of the Holders' reliance on this Agreement).

         11. This Agreement embodies the whole agreement of the parties and may not be modified except in writing. Agent's failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative. No knowledge of any breach or other nonobservance by the Subordinated Creditor of the terms and provisions of this Agreement shall constitute a waiver thereof, nor a waiver of any obligations to be performed by the Subordinated Creditor hereunder.

         12. All demands, notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Subordinated Creditor, mailed or telegraphed or delivered to it, addressed to it at its address at 95 Revere Drive, Suite A, Northbrook, IL 60062, and if to the Agent, mailed or telegraphed or delivered to it, addressed to it at its address at 95 Revere Drive, Suite A, Northbrook, IL 60062, and if to Subsidiary mailed or telegraphed or delivered to it, addressed to it at its address at 319 Ebenezer Road, Knoxville, Tennessee 37923, Attn: Chief Executive Office, or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such demands, notices and other communications shall, when mailed or telegraphed, be effective when deposited in the mails or delivered to the telegraph company, as the case may be, addressed as aforesaid.

         13. When used in this Agreement, all pronouns shall, wherever applicable, be deemed to include the plural as well as the masculine and feminine gender. This Agreement shall inure to the benefit of Agent for the ratable benefit of Holders, the successors and assigns and any parent, subsidiary or affiliate of Agent and each Holder; shall be binding upon the respective heirs, executors, administrators, successors and assigns of the Subordinated Creditor; and shall pertain to Subsidiary and its successors and assigns. The agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and such counterparts shall together constitute but one and the same document. This Agreement shall be construed and enforced in accordance with, and shall be governed by, the laws of the State of Tennessee, without regard to conflict of law principles thereof. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.


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


         14. Nothing herein shall affect or be deemed to affect the right of the Subordinated Creditor to exercise at any time its rights to convert the Subordinated Debt into equity securities in accordance with the terms of the Subordinated Notes.

         15. Set forth below is a list of collateral security, guarantees, or other subordinations:

                           NONE
                  ------------------------


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


         IN  WITNESS  WHEREOF,  the  Subordinated   Creditor  has  executed  and
delivered this Agreement effective as of the date first set forth above.

Subordinated Debt as of the
date first set forth above:            CRESTVIEW CAPITAL MASTER, LLC,
                                       a Delaware limited liability company

                                       By:      /s/ Richard Levy
                                                --------------------------------

                                       Name:    Richard Levy
                                                --------------------------------

                                       Title:   Managing Partner
                                                --------------------------------

Accepted and acknowledged as Agent for the ratable benefit of Holders by:


/s/ Stewart Flink
------------------------------------
Stewart Flink



         The undersigned Subsidiary, referred to in the foregoing Subordination Agreement, hereby agrees to comply with all of the terms and provisions of said Subordination Agreement in all respects. Subsidiary hereby covenants that it will not make any payment on account of, nor recognize any forgiveness, assignment or transfer of, nor give any security for, the Subordinated Debt while said Subordination Agreement is in effect or until the Holders' Claims have been satisfied in full and said Subordination Agreement is terminated as herein provided.

NATIONAL COAL CORPORATION,
a Tennessee corporation

By:      /s/ Jon Nix
         --------------------------------------------
         Jon Nix
Its:     Chief Executive Officer


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